UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Annual Report
to Shareholders

DWS Commodity Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Recent Developments

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors could have significant impact on the fund's performance. The commodity-linked structured notes, futures contracts and swap agreements in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/06
DWS Commodity Securities Fund	1-Year	Life of Fund*
Class A	22.24%	18.96%
Class B	21.40%	18.11%
Class C	21.40%	18.11%
Goldman Sachs Commodity Index+	13.42%	12.14%
MSCI World Energy Index+	23.91%	18.14%
MSCI World Materials Index+	39.50%	19.05%
Blended Index+	22.69%	15.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005. Returns are not annualized.

Average Annual Total Returns as of 6/30/06
DWS Commodity Securities Fund	1-Year	Life of Fund*
Institutional Class	22.52%	19.15%
Goldman Sachs Commodity Index+	13.42%	12.14%
MSCI World Energy Index+	23.91%	18.14%
MSCI World Materials Index+	39.50%	19.05%
Blended Index+	22.69%	15.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005. Returns are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/06	$ 12.56	$ 12.46	$ 12.46	$ 12.56
6/30/05	$ 10.37	$ 10.34	$ 10.34	$ 10.37
Distribution Information: Twelve Months: Income Dividends as of 6/30/06	$ .022	$ —	$ —	$ .048
Capital Gains Distributions as of 6/30/06	$ .096	$ .096	$ .096	$ .096
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$11,521	$11,959
	Average annual total return	15.21%	13.93%
Class B	Growth of $10,000	$11,840	$12,264
	Average annual total return	18.40%	16.05%
Class C	Growth of $10,000	$12,140	$12,564
	Average annual total return	21.40%	18.11%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Comparative Results as of 6/30/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Goldman Sachs Commodity Index+	Growth of $10,000	$11,342	$11,652
	Average annual total return	13.42%	12.14%
MSCI World Energy Index+	Growth of $10,000	$12,391	$12,491
	Average annual total return	23.91%	18.14%
MSCI World Materials Index+	Growth of $10,000	$13,950	$12,620
	Average annual total return	39.50%	19.05%
Blended Index+	Growth of $10,000	$12,269	$12,177
	Average annual total return	22.69%	15.91%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class A Lipper Rankings — Specialty Diversified Equity Funds as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	57	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,225,200	$1,271,700
	Average annual total return	22.52%	19.15%
Goldman Sachs Commodity Index+	Growth of $1,000,000	$1,134,202	$1,165,221
	Average annual total return	13.42%	12.14%
MSCI World Energy Index+	Growth of $1,000,000	$1,239,085	$1,249,075
	Average annual total return	23.91%	18.14%
MSCI World Materials Index+	Growth of $1,000,000	$1,395,049	$1,262,010
	Average annual total return	39.50%	19.05%
Blended Index+	Growth of $1,000,000	$1,226,911	$1,217,707
	Average annual total return	22.69%	15.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 6/30/06
DWS Commodity Securities Fund	1-Year	Life of Fund*
Class S	22.50%	19.14%
Goldman Sachs Commodity Index+	13.42%	12.14%
MSCI World Energy Index+	23.91%	18.14%
MSCI World Materials Index+	39.50%	19.05%
Blended Index+	22.69%	15.91%

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/06	$ 12.57
6/30/05	$ 10.37
Distribution Information: Twelve Months: Income Dividends as of 6/30/06	$ .037
Capital Gains Distributions as of 6/30/06	$ .096
Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$12,250	$12,716
	Average annual total return	22.50%	19.14%
Goldman Sachs Commodity Index+	Growth of $10,000	$11,342	$11,652
	Average annual total return	13.42%	12.14%
MSCI World Energy Index+	Growth of $10,000	$12,391	$12,491
	Average annual total return	23.91%	18.14%
MSCI World Materials Index+	Growth of $10,000	$13,950	$12,620
	Average annual total return	39.50%	19.05%
Blended Index+	Growth of $10,000	$12,269	$12,177
	Average annual total return	22.69%	15.91%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005. Returns are not annualized.

+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,089.30	$ 1,085.40	$ 1,085.40	$ 1,090.20	$ 1,090.30
Expenses Paid per $1,000*	$ 7.98	$ 11.84	$ 11.84	$ 7.20	$ 6.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,017.16	$ 1,013.44	$ 1,013.44	$ 1,017.90	$ 1,018.50
Expenses Paid per $1,000*	$ 7.70	$ 11.43	$ 11.43	$ 6.95	$ 6.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.54%	2.29%	2.29%	1.39%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Commodity Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Commodity Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 22 years of investment industry experience.

BA, State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Over 20 years of investment industry experience.

BA, Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 11 years of investment industry experience.

BS, State University of New York at Fredonia.

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the annual period ended June 30, 2006.

Q: How did the commodity markets perform during the past year?

A: The past year was a very strong period for commodities, as the combination of continued strong demand (most notably from China) and constrained production capacity in a variety of industries fueled an imbalance of supply and demand that helped drive prices substantially higher. The base metals, copper, zinc and nickel, rose 110%, 167% and 52%, respectively, during the period. In the energy market, the price of oil rose 30%. The oil price was driven by increased geopolitical tensions in Iran and Venezuela as well as supply disruptions in Nigeria that resulted in a reduction in crude output by almost 500,000 barrels per day. However, natural gas prices — which slumped considerably following the post-hurricane spike in the autumn — declined 13% on the year.

Commodities-related equities outperformed the physical commodities during the annual period. The MSCI World Energy Index, which invests in energy stocks worldwide, gained 23.91%, while the MSCI World Materials Index — also an equity index — rose 39.50%. This compares with the 13.42% gain for the Goldman Sachs Commodity Index, which tracks the performance of physical commodities.1 We believe this disparity helps illustrate the value of a flexible investment approach that can invest in both commodities and equities.

1 The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

The Goldman Sachs Commodity Index (GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

Q: How did the fund perform relative to its benchmark?

A: The Class A shares of the fund produced a total return of 22.24% for the one-year period ended June 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark — comprising 50% Goldman Sachs Commodity Index (GSCI), 25% MSCI World Energy Index and 25% MSCI World Materials Index — returned 22.69% for the same period.

Q: What were some key factors affecting the fund's performance during the year?

A: The equity portion of the fund was driven by both strong stock selection and favorable decisions regarding sector allocation. At the stock level, the fund's best-performing equities for the period were companies not represented in the benchmark, which we believe is a sign of our research process paying off. Joy Global Inc., a leading manufacturer of mining equipment, was the fund's top performer. Other notable performers not represented in the benchmark were Holly Corp., Usiminas SA (which has since been sold), Companhia Vale do Rio Doce SA, OAO Gazprom and Tenaris SA.

In terms of sector allocation, a large underweight in chemical stocks, an area we have avoided based on our view that industry fundamentals were not as robust as other alternatives, yielded positive results.2 Two key themes in the fund, both of which we discuss in more detail below, also added value: our overweight in refining and energy equipment/services stocks and our positive view on gold and our belief that there was better value in this commodity than in the related equities. The portfolio's holding in the gold ETF (exchange-traded fund) known as StreetTRACKS Gold Trust outperformed many of the gold-related equities such as Newmont Mining Corp., which is held in the fund, and Barrick Gold Corp., which was sold in the first quarter.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of detractors, fund performance was hurt by the lack of ownership in many companies that were taken over during the second quarter of 2006.3 In June, Phelps Dodge announced its intention to acquire both Inco and Falconbridge, two Canadian mining companies, in a three-way deal valued at $35 billion. The fund's relative performance was negatively affected by the fund not owning either Falconbridge or Inco, given that these stocks were taken over at significant premiums. Also in June, Anadarko Petroleum announced a three-way deal in the energy sector by agreeing to purchase both Kerr McGee and Western Gas Resources at sizable premiums in a deal valued at more than $20 billion. The fund's relative performance was once again negatively affected by our not owning Kerr McGee. Additionally, the fund's position in Mittal Steel Co. NV, which has been in the process of bidding for its rival Arcelor since January, performed poorly during the final quarter of the reporting period. While these factors kept performance from being as strong as it could have been, we believe the growing level of merger and acquisition activity is a long-term positive for the sectors in which the fund invests.

3 Performance relative to the benchmark is hurt when a fund is underweight, or does not own, a benchmark component that outperforms.

Other detractors were holdings in the commodity chemicals subsector, such as Dow Chemical Co. and Lyondell Chemical Co. Additionally, the fund's holding in Chicago Bridge and Iron NV, which was plagued with accounting irregularities, negatively affected performance. We eliminated the stock from the portfolio in February. Relative performance was also hurt by the fund's nonweighting in a handful of benchmark components that performed particularly well during the past year: Nucor, Sumitomo Metals and Phelps Dodge.

Q: Will you discuss the areas of the market in which you are finding opportunity?

A: We believe there are four key themes at work in the commodities market, and these are reflected in the following elements of the fund's positioning:

1. Holding stocks that can capitalize on continued tightness in the oil refining sector

2. Investing in oil service and equipment stocks that stand to benefit from increased spending on new oil/gas infrastructure by the oil majors

3. Using equities as a vehicle to gain exposure to nontraded commodities vs. those traded on the LME (London Metal Exchange)

4. Achieving exposure to higher gold prices

We will discuss each of these in turn. First, the theme of tightness in the refining industry has been in place for some time, as refining capacity continues to represent a major bottleneck in the energy market. We believe old equipment and increased environmental regulations, combined with strong demand for light (refined) products such as gasoline and diesel, is driving the profitability for this industry. We continue to think that the underlying trend in refining is strong, and the refiners therefore remain the fund's largest industry overweight. The largest portfolio holdings in this sector are Valero Energy Corp., Holly Corp. and Tesoro Corp.

The second theme is based on the fact that the substantial profits of the larger oil companies provide them with the ability to reinvest their growing cash balances into added capacity. We believe oil equipment and service providers such as Schlumberger Ltd., Tenaris and Cameron International Corp. are the likely beneficiaries of this trend. However, after several months of solid performance from this area, we are beginning to reduce the fund's overweight in the service stocks on concerns that earnings estimates may weaken in the near term.

We are also maintaining an overweight in stocks that are exposed to movements in non-traded commodities such as iron ore, steel and coal. These commodities are not actively traded on an exchange. Our view is that the nontraded commodities are not subject to speculation and are driven entirely by supply-and-demand fundamentals. This compares with such LME listed commodities as copper, zinc, nickel and aluminum, which can be subject to speculation and extreme price moves. It is important to note that participation in commodities such as iron ore, steel and coal can occur only through holding positions in the related equities, such as U.S. Steel Corp., Peabody Energy Corp. and Rio Tinto Ltd., all of which were strong contributors during the annual period. The unique structure of the fund allows investors to gain access to all commodities, not just those that are listed on futures exchanges. We continue to see value in this investment thesis and have not altered the fund's portfolio in this regard.

Finally, the fund maintains a large overweight in the gold ETF mentioned earlier. This position produced a slightly positive return in the quarter. Our positive stance on gold is predicated on the fact that supply remains constrained due to rising costs for the producers. Additionally, we believe gold will continue to be used as a "safe haven" against a weakening dollar and a viable alternative to those countries with large dollar surpluses.

Q: Do you have any final thoughts for shareholders?

A: As the broader market struggles with the fear of accelerating inflation and its impact on economic growth, volatility in both the commodity and equity markets is likely to remain high. However, as a result of the weakness in global equity markets in the second quarter, we now see more value in commodity-related equities. In light of this view, the fund is now overweight in the equity portion of the portfolio by 4% vs. its corresponding weight in the benchmark. We funded this positioning through the reduction of the fund's commodity position (held via GSCI-linked notes), which is now 4% underweight vs. the benchmark. In addition, while many of the investment trends and themes that were identified in the beginning of the year are still intact, we have opted to increase our weights in stocks that are traditionally considered more defensive.

For the long term, we remain bullish on both the outlook for commodity demand and, on the supply side, the limitations we see in the ability of companies to increase productive capacity. While we expect that demand will continue to be driven by China, we are cognizant of the near-term challenges the US economy is likely to face. The rate at which the largest economy slows will have bearing on the overall global economy, and this is likely to fuel continued market volatility. We believe stock selection will play a critical role in this environment, and this could provide a favorable backdrop for the fund given our research-driven approach.

In closing, it is worth repeating that holding a combination of commodities and stocks helps mitigate the risk inherent in the commodity markets, while at the same time offering competitive returns in what should be an extended cycle for commodities. Additionally, our ability to actively manage the entire portfolio may allow us the opportunity to exploit market inefficiencies as they arise, an advantage not afforded by a passive, index-oriented approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Recent Developments

On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity swaps not to be considered qualifying income after June 30, 2006. As a result, the income the fund derives from commodity swaps after June 30, 2006 must be limited to a maximum of 10 percent of its gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. The Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments.

On June 21, 2006, the fund obtained a private letter ruling from the Internal Revenue Service confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Portfolio Summary

Asset Allocation	6/30/06	6/30/05

Common Stocks	52%	50%
Commodities Linked/Structured Notes and Cash Equivalents*	35%	50%
US Treasury Obligations	11%	—
Exchange Traded Funds	2%	—
	100%	100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common Stocks)	6/30/06	6/30/05

United States	59%	54%
United Kingdom	16%	18%
Canada	6%	8%
Netherlands	3%	—
France	3%	4%
Norway	2%	—
Finland	2%	1%
Italy	2%	—
Brazil	2%	2%
Other	5%	13%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	6/30/05

Energy	50%	56%
Materials	48%	42%
Industrials	2%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (20.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.5%
2. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	3.4%
3. Rio Tinto PLC Operator of a mining, manufacturing and development company	2.6%
4. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.6%
5. Monsanto Co. Provider of agricultural products	1.6%
6. Valero Energy Corp. Owns and operates refineries	1.6%
7. BP PLC Exporter and producer of oil and natural gas	1.5%
8. Total SA Producer of oil and natural gas	1.3%
9. Peabody Energy Corp. Producer of coal	1.2%
10. Dow Chemical Co. Provider of chemicals	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006

	Shares	Value ($)

Common Stocks 51.8%
Argentina 0.5%
Tenaris SA (ADR) (Cost $1,009,433)	31,500	1,275,435
Australia 0.8%
Orica Ltd.	65,301	1,159,267
Rio Tinto Ltd.	15,089	872,337
(Cost $1,756,881)		2,031,604
Brazil 0.9%
Companhia Vale do Rio Doce (ADR) (Cost $1,913,805)	94,760	2,278,030
Canada 3.2%
Alcan, Inc.	37,000	1,733,163
IPSCO, Inc.	23,300	2,230,647
Suncor Energy, Inc.	28,913	2,339,883
Teck Cominco Ltd. "B"	27,300	1,638,049
(Cost $7,881,302)		7,941,742
Finland 1.2%
Neste Oil Oyj	34,300	1,208,219
UPM-Kymmene Oyj	77,600	1,672,435
(Cost $2,866,071)		2,880,654
France 1.3%
Total SA (Cost $3,140,408)	49,798	3,277,064
Italy 1.0%
ERG SpA	53,000	1,323,932
Saras SpA Raffinerie Sarde*	165,588	1,061,095
(Cost $2,754,867)		2,385,027
Korea 0.6%
POSCO (Cost $1,378,835)	5,920	1,588,026
Netherlands 1.7%
Mittal Steel Co. NV "A" (NY Shares) (Registered)	53,500	1,632,285
Royal Dutch Shell PLC "A" (a)	74,186	2,495,545
Royal Dutch Shell PLC "A" (a)	1,800	60,580
(Cost $4,287,086)		4,188,410
Norway 1.2%
Norsk Hydro ASA	48,950	1,297,491
Statoil ASA (ADR)	60,300	1,719,756
(Cost $2,799,017)		3,017,247
Russia 0.7%
OAO Gazprom (ADR) (REG S) (Cost $1,680,433)	38,471	1,617,706
		1,617,706
United Kingdom 8.3%
Anglo American PLC	45,869	1,881,330
BHP Billiton PLC	432,968	8,398,766
BP PLC	323,919	3,776,641
Rio Tinto PLC	124,433	6,578,604
(Cost $17,635,081)		20,635,341
United States 30.4%
Air Products & Chemicals, Inc.	31,000	1,981,520
Alcoa, Inc.	84,200	2,724,712
Apache Corp.	19,800	1,351,350
Cameron International Corp.*	61,200	2,923,524
Commercial Metals Co.	93,221	2,395,780
Dow Chemical Co.	76,200	2,974,086
ENSCO International, Inc.	51,700	2,379,234
ExxonMobil Corp.	184,000	11,288,400
GlobalSantaFe Corp.	49,641	2,866,768
Hess Corp.	20,600	1,088,710
Holly Corp.	44,840	2,161,288
International Paper Co.	39,200	1,266,160
Joy Global, Inc.	47,975	2,499,018
Lyondell Chemical Co.	68,320	1,548,131
Marathon Oil Corp.	27,515	2,291,999
Martin Marietta Materials, Inc.	14,600	1,330,790
Monsanto Co.	47,259	3,978,735
Newmont Mining Corp.	51,900	2,747,067
Occidental Petroleum Corp.	23,300	2,389,415
Packaging Corp. of America	53,400	1,175,868
Peabody Energy Corp.	55,096	3,071,602
PPG Industries, Inc.	34,200	2,257,200
Schlumberger Ltd.	61,600	4,010,776
Sunoco, Inc.	15,600	1,080,924
Temple-Inland, Inc.	35,500	1,521,885
Tesoro Corp.	12,600	936,936
Ultra Petroleum Corp.*	23,800	1,410,626
United States Steel Corp.	30,700	2,152,684
Valero Energy Corp.	58,668	3,902,595
Weyerhaeuser Co.	32,600	2,029,350
(Cost $67,854,457)		75,737,133
Total Common Stocks (Cost $116,957,676)		128,853,419
Exchange Traded Funds 2.1%
streetTRACKS Gold Trust* (Cost $4,523,873)	85,028	5,206,265
	Principal Amount ($)	Value ($)

US Treasury Obligations 10.9%
US Treasury Bill, 4.58%**, 4/20/2006 (b)	871,000	868,895
US Treasury Notes:
3.375%, 2/28/2007 (c)	6,000,000	5,925,702
3.5%, 5/31/2007 (c)	5,500,000	5,412,775
3.75%, 3/31/2007 (c)	10,000,000	9,887,500
4.375%, 12/31/2007 (c)	5,000,000	4,940,430
Total US Treasury Obligations (Cost $27,108,540)		27,035,302

Commodities Linked/Structured Notes 15.1%
AIG-FP Structured Finance Ltd., GSCI Note, Leverage Factor 3X, 144A:
3.9%, 9/14/2006 (d)	2,330,000	2,688,718
4.66%, 12/28/2006 (d)	878,000	950,710
5.191%, 4/23/2007 (d)	2,600,000	2,754,286
5.263%, 5/24/2007 (d)	3,500,000	3,655,916
5.266%, 6/1/2007 (d)	4,300,000	4,309,226
Cargill GSCI Note, Leverage Factor 3X, 144A:
3.618%, 9/14/2006 (d)	800,000	1,044,597
4.0%, 12/28/2006 (d)	1,300,000	1,202,435
4.447%, 12/28/2006 (d)	1,100,000	1,037,693
4.629%, 2/1/2007 (d)	1,000,000	1,022,903
4.64%, 1/26/2007 (d)	2,000,000	1,944,011
4.645%, 1/22/2007 (d)	1,900,000	2,116,041
4.65%, 12/11/2006 (d)	1,600,000	1,745,411
4.845%, 2/13/2007 (d)	3,100,000	3,674,248
4.9%, 2/22/2007 (d)	1,500,000	2,120,419
4.94%, 3/8/2007 (d)	500,000	618,532
5.0%, 3/16/2007 (d)	2,500,000	3,434,727
5.088%, 4/5/2007 (d)	750,000	878,000
5.131%, 5/3/2007 (d)	1,500,000	1,475,584
5.418%, 6/21/2007 (d)	900,000	988,002
Total Commodities Linked/Structured Notes (Cost $34,058,000)		37,661,459
	Shares	Value ($)

Cash Equivalents 19.5%
Cash Management QP Trust, 5.07% (c) (e) (Cost $48,627,987)	48,627,987	48,627,987
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,276,076)+	99.4	247,384,432
Other Assets and Liabilities, Net	0.6	1,366,578
Net Assets	100.0	248,751,010

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $230,443,565. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $16,940,867. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,069,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,128,636.

(a) Securities with the same description are issued by the same corporate entity but trade on different stock exchanges.

(b) At June 30, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(c) All or a portion of this security represents collateral held in connection with structured notes.

(d) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Goldman Sachs Commodity Index	7/18/2006	44	5,193,913	5,331,150	137,237

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006
Assets
Investments: Investments in securities, at value (cost $182,648,089)	$ 198,756,445
Investment in Cash Management QP Trust, at value (cost $48,627,987)	48,627,987
Total investments in securities, at value (cost $231,276,076)	247,384,432
Cash	996,518
Foreign currency, at value (cost $1,906)	1,916
Receivable for investments sold	2,947,467
Receivable for Fund shares sold	1,592,421
Dividends receivable	193,080
Interest receivable	370,005
Foreign taxes recoverable	10,791
Receivable for daily variation margin on open futures contracts	31,350
Other assets	48,753
Total assets	253,576,733
Liabilities
Payable for investments purchased	4,071,639
Payable for Fund shares redeemed	507,771
Accrued management fee	1,158
Other accrued expenses and payables	245,155
Total liabilities	4,825,723
Net assets, at value	$ 248,751,010
Net Assets
Net assets consist of: Undistributed net investment income	992,456
Net unrealized appreciation (depreciation) on: Investments	16,108,356
Futures	137,237
Foreign currency related transactions	(4,785)
Accumulated net realized gain (loss)	3,446,916
Paid-in capital	228,070,830
Net assets, at value	$ 248,751,010

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($165,895,828 ÷ 13,208,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56
Maximum offering price per share (100 ÷ 94.25 of $12.56)	$ 13.33

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,240,950 ÷ 1,304,105 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($47,524,978 ÷ 3,816,174 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.45
Class S Net Asset Value, offering and redemption price(a) per share ($9,513,723 ÷ 757,136 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.57
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,575,531 ÷ 762,238 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $87,922)	$ 1,523,897
Interest	757,184
Interest — Cash Management QP Trust	1,236,107
Total Income	3,517,188
Expenses: Management fee	1,355,473
Services to shareholders	19,066
Custodian fees	336,120
Distribution service fees	592,049
Auditing	150,901
Legal	39,492
Trustees' fees and expenses	4,518
Reports to shareholders	104,792
Registration fees	71,198
Offering expenses	115,066
Administrative service fee	554,757
Other	35,848
Total expenses before expense reductions	3,379,280
Expense reductions	(922,618)
Total expenses after expense reductions	2,456,662
Net investment income	1,060,526
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $161)	5,448,022
Futures	(93,356)
Written options	(11,986)
Foreign currency related transactions	(119,377)
5,223,303
Net unrealized appreciation (depreciation) during the period on: Investments	15,700,208
Futures	172,561
Written options	12,614
Foreign currency related transactions	(4,081)
15,881,302
Net gain (loss) on investment transactions	21,104,605
Net increase (decrease) in net assets resulting from operations	$ 22,165,131

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended June 30, 2006	For the Period Ended June 30, 2005*
Operations: Net investment income	$ 1,060,526	$ 57,762
Net realized gain (loss) on investment transactions	5,223,303	(871,450)
Net unrealized appreciation (depreciation) during the period on investment transactions	15,881,302	359,506
Net increase (decrease) in net assets resulting from operations	22,165,131	(454,182)
Distributions to shareholders from: Net investment income: Class A	(147,116)	—
Class S	(14,076)	—
Institutional Class	(36,945)	—
Net realized gains: Class A	(641,847)	—
Class B	(85,595)	—
Class C	(188,158)	—
Class S	(36,130)	—
Institutional Class	(74,354)	—
Fund share transactions: Proceeds from shares sold	208,754,596	72,683,624
Reinvestment of distributions	1,075,173	—
Cost of shares redeemed	(44,458,436)	(9,837,271)
Redemption fees	19,210	27,386
Net increase (decrease) in net assets from Fund share transactions	165,390,543	62,873,739
Increase (decrease) in net assets	186,331,453	62,419,557
Net assets at beginning of period	62,419,557	—
Net assets at end of period (including undistributed net investment income of $992,456 and $140,741, respectively)	$ 248,751,010	$ 62,419,557

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

Financial Highlights

Class A Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.02
Net realized and unrealized gain (loss) on investment transactions	2.20	.35[c]
Total from investment operations	2.31	.37
Less distributions from: Net investment income	(.02)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.12)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.56	$ 10.37
Total Return (%)[d,e]	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	44
Ratio of expenses before expense reductions (%)	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.55	1.50*
Ratio of net investment income (%)	.91	.57*
Portfolio turnover rate (%)	80	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.19	.35[c]
Total from investment operations	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.10)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.45	$ 10.34
Total Return (%)[d,e]	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	4
Ratio of expenses before expense reductions (%)	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.29	2.25*
Ratio of net investment income (%)	.17	(.18)*
Portfolio turnover rate (%)	80	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.19	.35[c]
Total from investment operations	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.10)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.45	$ 10.34
Total Return (%)[d,e]	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	12
Ratio of expenses before expense reductions (%)	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.30	2.25*
Ratio of net investment income (%)	.16	(.18)*
Portfolio turnover rate (%)	80	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.03
Net realized and unrealized gain (loss) on investment transactions	2.21	.34[c]
Total from investment operations	2.34	.37
Less distributions from: Net investment income	(.04)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.14)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.57	$ 10.37
Total Return (%)[d]	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	2
Ratio of expenses before expense reductions (%)	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.39	1.35*
Ratio of net investment income (%)	1.07	.72*
Portfolio turnover rate (%)	80	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.03
Net realized and unrealized gain (loss) on investment transactions	2.20	.34[c]
Total from investment operations	2.34	.37
Less distributions from: Net investment income	(.05)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.15)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.56	$ 10.37
Total Return (%)[d]	22.52	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10.4
Ratio of expenses before expense reductions (%)	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.28	1.25*
Ratio of net investment income (%)	1.18	.82*
Portfolio turnover rate (%)	80	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (``the Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties as approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2006, the value of these securities comprised 15.1% of the Fund's net assets and resulted in unrealized appreciation of $3,603,459.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,179,812
Undistributed net long-term capital gains	$ 2,257,766
Unrealized appreciation (depreciation) on investments	$ 16,940,867

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2006	2005
Distributions from ordinary income*	$ 903,570	$ —
Distributions from long-term capital gains	$ 320,651	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Offering Costs. Offering costs of the Fund were paid in connection with the offering of shares and amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $188,276,660 and $77,735,055, respectively. Purchases and sales of US Treasury obligations aggregated $26,232,852 and $13,735,000, respectively.

For the year ended June 30, 2006, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	251	$ 42,721
Options written	46	20,561
Closed	(180)	(53,822)
Exercised	(36)	(3,546)
Expired	(81)	(5,914)
End of period	—	$ —

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator of the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Advisory Agreement.

The investment advisory fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.95%
Next $500 million of such net assets	.90%
Over $1 billion of such net assets in excess of	.85%

For the period February 14, 2005 (commencement of operations) through October 31, 2006, the Advisor and Administrator have contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

Accordingly, for the year ended June 30, 2006, the Advisor waived a portion of its Management Fee aggregating $426,968 and the amount charged aggregated $928,505, which was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Administrative Service Fee. For its services as Administrator, ICCC receives a service fee (the "Administrative Service Fee") of 0.40% of average daily net assets for Class A, B and C shares, 0.50% of average daily net assets for Class S shares and 0.15% of average daily net assets for Institutional Class shares, computed and accrued daily and payable monthly. For the year ended June 30, 2006, the Administrative Service Fee was as follows:

Administrative Service Fee	Total Aggregated	Waived
Class A	$ 363,575	$ 327,218
Class B	42,299	36,127
Class C	106,614	92,694
Class S	29,186	21,394
Institutional Class	13,083	9,595
	$ 554,757	$ 487,028

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at June 30, 2006
Class A	$ 227,235	$ 8,622	$ 21,920
Class B	79,311	—	9,091
Class C	199,901	—	26,211
	$ 506,447	$ 8,622	$ 56,592

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2006	Annual Effective Rate
Class B	$ 24,238	$ 3,482.23%
Class C	61,364	11,906.23%
	$ 85,602	$ 15,388

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2006, aggregated $220,613.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2006, the CDSC for the Fund's Class B and C shares was $36,140 and $16,083, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2006, DWS-SDI received $7,050.

Typesetting and Filing Service Fees. DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $30,600, of which $7,320 is unpaid at June 30, 2006.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	For the Year Ended June 30, 2006		For the Period Ended June 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,433,843	$ 137,984,499	4,672,011	$ 48,521,706
Class B	1,088,241	12,873,242	474,847	4,899,508
Class C	3,094,379	37,073,891	1,242,957	12,898,075
Class S	877,978	10,486,714	518,446	5,410,033
Institutional Class	949,652	10,336,250	94,208	954,302
		$ 208,754,596		$ 72,683,624
Shares issued to shareholders in reinvestment of distributions
Class A	58,564	$ 673,487	—	$ —
Class B	6,621	75,806	—	—
Class C	15,056	172,392	—	—
Class S	4,256	48,945	—	—
Institutional Class	9,099	104,543	—	—
		$ 1,075,173		$ —
Shares redeemed
Class A	(2,480,684)	$ (29,686,029)	(474,855)	$ (4,781,678)
Class B	(196,943)	(2,348,724)	(68,661)	(696,272)
Class C	(443,164)	(5,255,553)	(93,054)	(946,850)
Class S	(363,369)	(4,349,888)	280,175)	(2,804,076)
Institutional Class	(230,651)	(2,818,242)	(60,070)	(608,395)
		$ (44,458,436)		$ (9,837,271)
Redemption fees		$ 19,210		$ 27,386
Net increase (decrease)
Class A	9,011,723	$ 108,983,693	4,197,156	$ 43,758,679
Class B	897,919	10,600,996	406,186	4,205,104
Class C	2,666,271	31,996,101	1,149,903	11,956,195
Class S	518,865	6,187,202	238,271	2,607,230
Institutional Class	728,100	7,622,551	34,138	346,531
		$ 165,390,543		$ 62,873,739

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Commodity Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Commodity Securities Fund (formerly Scudder Commodity Securities Fund) (the "Fund") at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended June 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,800,000 as capital gain dividends for its year ended June 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended June 30, 2006, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,677,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Commodity Securities Fund (the "Fund") was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Institutional Funds)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	7,455,030,120.875	104,822,239.631
Dawn-Marie Driscoll	7,455,029,292.947	104,823,067.559
Keith R. Fox	7,455,033,715.354	104,818,645.152
Kenneth C. Froewiss	7,455,029,385.705	104,822,974.801
Martin J. Gruber	7,455,029,919.097	104,822,441.409
Richard J. Herring	7,455,031,928.134	104,820,432.372
Graham E. Jones	7,455,024,550.559	104,827,809.947
Rebecca W. Rimel	7,455,030,100.541	104,822,259.965
Philip Saunders, Jr.	7,455,028,161.559	104,824,198.947
William N. Searcy, Jr.	7,455,031,234.433	104,821,126.073
Jean Gleason Stromberg	7,455,028,737.149	104,823,623.357
Carl W. Vogt	7,455,029,690.690	104,822,669.816
Axel Schwarzer	7,455,008,586.708	104,843,773.798

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,928,557.304	166,075.512	227,440.630	2,215,656.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,917,454.730	179,362.095	225,256.621	2,215,656.000

III. Approval of revised fundamental investment restrictions on:

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,009,781.461	235,066.996	77,224.989	2,215,656.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,008,886.752	235,961.705	77,224.989	2,215,656.000

V. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Institutional Funds)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,419,268,465.268	75,680,830.436	23,537,051.802	41,366,013.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Advisor proposed to the Board the separation of the investment management services and general administrative services provided by the Advisor pursuant to its management agreement into two separate contracts, an investment management agreement and a related administrative services agreement.

The proposed investment management agreement and related administrative services agreement were presented to the Board and considered by it as part of a broader program initiated by Deutsche Asset Management and intended to, among other things:

reduce Deutsche Asset Management's operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

standardize and simplify the expenses and cap structures for Deutsche Asset Management's mutual fund products.

The Board, all but one of whom were independent board members at the time of consideration of the proposed investment management agreement, conducted a thorough review of the potential implications of the investment management agreement and related administrative services agreement on the Fund's shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the investment management agreement and related administrative services agreement, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Board requested and received substantial additional information and negotiated changes to Deutsche Asset Management's initial proposal.

In February 2006, the Board approved the proposed investment management agreement and related administrative services agreement, and unanimously agreed to recommend that the proposed investment management agreement be approved by shareholders of the Fund.

In approving the proposed investment management agreement and the proposed administrative services agreement, the Board considered the following factors, among others:

The separation of the investment management services and general administrative services provided by the Advisor into two separate contracts would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund without the cost of a shareholder meeting.

The standardization and simplification of contract provisions and fees charged to the Fund and the other funds in the DWS fund complex would reduce the risks of operational and compliance errors.

The overall scope of the services being provided by the Advisor and the standard of care applicable to those services would not be reduced as a result of this restructuring.

The advisory fee paid by the Fund would not change.

The Fund's class A, B and C shares would experience modest decreases, and the Fund's Institutional class and class S shares would experience modest increases, in the total gross fees paid as a result of the effort to standardize fee arrangements, while the net expense ratio would be maintained at current levels through at least September 30, 2006, as explained below.

Any expense increases experienced by a class of the Fund as a result of this restructuring are fair and reasonable in relation to the nature and quality of services being provided by Deutsche Asset Management and the long-term benefit of improved efficiencies in both Deutsche Asset Management's administration and the Board's oversight of the Fund.

The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Fund, and would be reconsidered as part of the Board's consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, many of which were in executive session with the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

The board evaluated the new investment management agreement against the backdrop of its broader annual review of all contractual arrangements (including the then-current investment management agreement) between the Fund and the Advisor or its affiliates in 2005. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the new investment management agreement, are described in the Fund's semi-annual report for the period ended December 31, 2005. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, the Board determined that, in light of all of the foregoing, the arrangements under the investment management agreement were reasonable and fair to the Fund and its shareholders. Therefore, the Board voted unanimously to approve the investment management agreement and recommend the investment management agreement to shareholders for their approval.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 2006

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees).

		88
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 1992

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2006

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund (since August 2006); DWS Global Commodities Fund (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 404
Fund Number	485	685	785	817
For shareholders of Class Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SKSRX
CUSIP Number	23339C 800
Fund Number	2085

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, June 30, 2006 DWS Commodities Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS COMMODITIES SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$112,700	$0	$0	$15,000
2005	$54,000	$225	$14,700	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$264,200	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$15,000	$197,605	$15,000	$227,605
2005	$14,700	$0	$89,635	$104,335

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006